                                                                   EXHIBIT 10.26

     THE WARRANT GRANTED HEREBY AND THE SHARES ISSUABLE UPON THE EXERCISE OF SUCH WARRANT HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION FROM THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF SAID ACT OR LAWS. TRANSFER OF SUCH WARRANT IS RESTRICTED AS PROVIDED HEREIN.


                        DELPHI INFORMATION SYSTEMS, INC.

                             STOCK PURCHASE WARRANT


                                                                January 31, 1995

Silicon Valley Bank
3000 Lakeside Drive
Santa Clara, CA 95054-2895


          Delphi Information Systems, Inc., a California corporation (the "Company"), in consideration of extension of credit facilities to it by Silicon Valley Bank (the "Bank"), hereby grants to the Bank the right and warrant to purchase during this Warrant Exercise Period, as defined below, but in no event later than February 1, 2000, an aggregate of up to 375,000 shares of the Company's Common Stock, $.10 par value, at the Purchase Price per share as defined below. The number of shares eligible to be purchased under this Agreement is subject to adjustment from time to time as provided in Section 4 hereof. The execution and delivery of this Stock Purchase Warrant ("this Warrant") have been approved by a resolution adopted by the Board of Directors of the Company.

     The following capitalized terms used in this Warrant shall have the following respective meanings:

     (a) The term "Common Stock" refers to the Common Stock, $.10 par value, of the Company, and any class of common voting stock into which such Common Stock may be changed pursuant to any reclassification of the Company's shares.

     (b) The term "Underlying Common Stock" refers to the shares of Common Stock issuable upon exercise, in whole or in part, of this Warrant.

     (c) The term "Purchase Price" refers to the purchase price of the shares of the Underlying Common Stock subject to this Warrant which shall initially be $3.50 per share and shall be subject to adjustment as provided herein.

     (d) The term "Registration Rights Agreement" means the Registration Rights Agreement between the Company and the Bank entered into contemporaneously with this Warrant.

     (e) The term "Warrant Exercise Period" shall mean the period beginning on the effective date of this Warrant and ending at 4:00 p.m, Chicago time, February 1, 2000.

     1.   REPRESENTATIONS AND WARRANTIES.

          (a)  The Company represents and Warrants to the Bank that:

               (i) The Company has full right, power and authority to enter into this Warrant and to perform all of its obligations hereunder or contemplated hereby; this Warrant has been duly authorized, executed and delivered by the Company and is enforceable in accordance with its terms; and no consent, approval, authorization, order of, or filing with, any court or governmental authority is required to consummate the transactions contemplated by this Agreement.

               (ii) The execution, delivery and performance by the Company of this Warrant will not conflict with or constitute a breach of, or default under, the charter or by-laws of the Company or any contract or other instrument to which the Company is a party or by which it is bound, or any statute or regulation or any order or decree of any court or governmental authority binding on the Company.

               (iii) The shares of Underlying Common Stock have been duly and validly authorized and such shares, when so issued upon exercise of this Warrant, will be duly and validly issued and outstanding, fully paid and nonassessable.

          (b)  The Bank represents and warrants to the Company that:

               (i) The Bank is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in "restricted securities" and has requested, received, reviewed and considered all information the Bank deems relevant in making a decision to purchase the Underlying Common Stock.

               (ii) The Bank will acquire the shares of Underlying Common Stock for its own account for investment and with no present intention of distributing or reselling any of such shares and the Bank will not, directly or indirectly, voluntarily offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any such shares except in compliance with the registration requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and applicable state securities laws and regulations.

               (iii) The Bank has been informed by the Company that (A) the Company will rely upon the exemption from registration requirements contained in Section 4(2) of the Act in connection with the sale to the Bank of the shares of Underlying Common Stock upon exercise of this Warrant, (B) such shares are not and will not be registered under the Act except in the circumstances described in the Registration Rights Agreement, and (C) absent such registration, such shares must be held by the Bank indefinitely unless they are sold pursuant to an exemption from registration under the Act.

               (iv) (A) All certificates representing the Underlying Common Stock, any certificates subsequently issued in substitution therefor and each certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear a legend substantially as follows and any additional legend which may be required by any administrator of any state securities law or by any other applicable law, rule or regulation:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED or IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS OF SAID ACT OR LAWS.

               (B) At such time as the Company is reasonably satisfied that the legend or legends referred to above are no longer necessary or appropriate to require compliance with the Act or other laws referred to above (by reason of registration or qualification, establishment of applicable exemptions, passage of time or otherwise), the Company will issue to the Bank, in substitution for the certificates bearing such legend or legends, new unlegended certificates.

               (C) Appropriate stop transfer instructions with respect to such shares will be placed with the transfer agent of the Company.

          (v) The Bank has been advised of the adoption of Rule 144 (the "Rule") promulgated under the Act by the Securities and Exchange Commission (the "Commission") which permits limited resale of "restricted securities" as defined by the Rule (such as the Underlying Common Stock subject to the satisfaction of various conditions specified in the Rule. The Bank understand that failure to comply with the provisions of the Rule could result in its being unable to sell or otherwise dispose of the Underlying Common Stock under the Rule.

          (vi) The Bank agrees that in the event it effects or purports to effect any transaction pursuant to the Rule, it will transmit to the Company concurrently with its transmission to the Commission, (A) a copy of all materials required to be filed with the Commission pursuant to the Rule, (B) a statement from the broker effecting the transaction evidencing the compliance by it with the Rule and (C) a copy of each document delivered by it to such broker with respect to such sale.

          (vii) References above to the Rule are not intended to limit or preclude sale or transfer by the Bank of Underlying Common Stock pursuant to other applicable exemptions from the registration requirements of the Act.

     2. TRANSFERABILITY OF THIS WARRANT. This Warrant shall be nontransferable except to an "affiliate" of the Bank as that term is defined in Rule 405 under the Act. Moreover, no transfer to an affiliate may be made, nor shall the Company be obligated to recognize any such transfer, unless the proposed transferee has agreed in writing to be bound by the terms of this Warrant.

     3.   EXERCISABILITY OF WARRANT; METHOD OF EXERCISE.

          (a) EXERCISABILITY OF WARRANT. The maximum number of shares of Underlying Common Stock purchasable upon exercise of this Warrant is 375,000, subject to adjustment as provided in Section 4 hereof. Within that maximum, this Warrant may be exercised at any time or from time to time during this Warrant Exercise Period with respect to any or all of the shares of Underlying Common Stock, except that no single exercise shall relate to less than 25,000 shares.

          (b) METHOD OF EXERCISE. To the extent of the shares of Underlying Common Stock purchasable under this Warrant at any particular time, such shares may be purchased prior to the end of this Warrant Exercise Period by exercise by this Warrant in the following manner: the Bank shall deliver to the Company a written notice specifying the number of shares of Underlying Common Stock that it wishes to purchase upon exercise of this Warrant together with its check in the full amount of the Purchase Price of such shares. Such notice and check must be received by the Company at its principal office prior to 4:00 p.m., Chicago time, on February 1, 2000. This Warrant will be deemed exercised, and the Bank will be deemed to have become a shareholder of record with respect to the shares covered by any exercise, upon receipt of such notice and check by the Company.

          (c) ISSUANCE OF CERTIFICATES. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within ten days thereafter, the Company will cause to be issued in the name of and delivered to the Bank a certificate or certificates for the number of fully paid and nonassessable shares of the Underlying Common Stock to which the Bank is entitled upon such exercise. Unless otherwise requested by the Bank in the notice of exercise referred to in Section 3(b), a single stock certificate will be issued to the Bank in connection with each Warrant exercise.

     4.   ANTIDILUTION PROVISIONS.

     The number of shares of Underlying Common Stock covered by this Warrant and the Purchase Price are subject to adjustment in accordance with the following provisions:

          (a) STOCK DIVIDENDS, STOCK SPLITS AND REVERSE SPLITS. In case (i) the outstanding shares of the Common Stock shall be subdivided into a greater number of shares, (ii) a dividend in Common stock shall be paid in respect of Common Stock or (iii) there shall be any other distribution on the Common Stock payable otherwise than out of earnings, retained earnings or earned surplus, the Purchase Price per share in effect immediately prior to such subdivision or at the record date of such dividend or distribution shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend or distribution be proportionately reduced; and, conversely, if outstanding shares of Common Stock shall be combined into a smaller number of shares thereof, the Purchase Price per share in effect immediately prior to such combination shall simultaneously with the effectiveness of such combination be proportionately increased. If there shall be a distribution described in the preceding subparagraph (iii) the Purchase Price per share in effect immediately prior to such distribution shall be reduced by an amount equal to the fair value thereof per share of Common Stock as determined by the Board of Directors of the Company. Any dividend paid or distributed on the Common Stock in stock of any other class or securities convertible into shares of Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are then or thereafter issuable upon the conversion thereof.

     Whenever the Purchase Price per share is adjusted as provided in the preceding paragraph, the number of shares of the Underlying Common Stock purchasable upon exercise of this Warrant immediately prior to such adjustment shall be adjusted, effective simultaneously with such adjustment, to equal the product obtained (calculated to the nearest full share) by multiplying such number of shares of the Underlying Common Stock by a fraction, the numerator of which is the Purchase Price per share in effect immediately prior to such adjustment and the denominator of which is the Purchase Price per share in effect upon such adjustment, which adjusted number of shares of the Underlying Common Stock shall thereupon be the number of shares of the Underlying Common Stock purchasable upon exercise of this Warrant until further adjusted as provided herein.

          (b) REORGANIZATIONS. In case (i) the Company or a successor corporation shall be recapitalized by reclassifying its outstanding Common Stock into a stock with a different par value or by changing its outstanding Common Stock with par value to stock without par value, or (ii) the company or a successor corporation shall be a party to a consolidation or merger with, or shall sell or convey all or substantially all of its or any successor corporation's assets to, any other entity or entities, then as a condition of such reorganization, consolidation, merger, sale or conveyance, lawful and adequate provision shall be made whereby the Bank shall thereafter have the right to purchase, upon the terms and conditions specified herein, in lieu of the shares of Common Stock theretofore purchasable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable upon such recapitalization, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which the Bank might have purchased upon exercise of this Warrant immediately prior to such recapitalization, consolidation, merger, sale or conveyance. As used herein, the term "successor corporation" shall mean any corporation with which the Company or a successor corporation has been consolidated or merged or to which the Company's assets have been sold.

          (d) EFFECT OF DISSOLUTION OR LIQUIDATION. In case the Company shall dissolve or liquidate all or substantially all of its assets, all rights under this Warrant shall terminate as of the date upon which a certificate of dissolution or liquidation shall be filed with the Secretary of State of Delaware (or, if the Company theretofore shall have been merged or consolidated with a corporation incorporated under the laws of another state, the date upon which action of equivalent effect shall have been taken).

     5.   FURTHER COVENANTS OF THE COMPANY.

          (a) RESERVATION OF STOCK. The Company shall at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, all shares of the Underlying Common Stock from time to time issuable upon the exercise of this Warrant and shall take all necessary actions to ensure that the par value per share of the Underlying Common Stock is at all times not greater than the then-effective Purchase Price per share.

          (b) TITLE TO STOCK. All shares of the Underlying Common Stock delivered upon the exercise of this Warrant shall be duly authorized, validly issued, fully paid and nonassessable; and the Bank shall receive good and marketable title to the Underlying Common Stock, free and clear of all voting and other trust arrangements, liens, encumbrances, equities, and claims whatsoever.

     6.   RIGHT OF FIRST REFUSAL.

          (a) If the Bank should propose to sell or otherwise transfer any or all of the shares of Underlying Common Stock, the Bank shall first offer the same to the Company for purchase by delivering written notice to the Company specifying the number of shares that the Bank proposed to sell or otherwise transfer and offering the same for purchase by the Company at the price hereinafter specified. The Company shall have a period of five business days after the date of receipt of such notice within which to accept such offer by delivering written notice of its acceptance to the Bank. The Bank's offer may be accepted only as to the entire number of shares covered by the Bank's offer. If the Company determines to accept the Bank's offer, the purchase price shall be the higher of (i) the average of the closing sale prices of the Common Stock in the principal market in which the Common Stock is then traded during the give-day period referred to above or (ii) if the Bank shall have received a bona fide offer to purchase such shares from an independent and financially responsible third party, the price per share specified in such third party's offer (a copy of which shall be furnished to the Company). The closing of the purchase and sale of the shares covered by the Bank's offer shall be completed within 10 days after its receipt of the Company's acceptance by the Bank's delivery of the certificates for the shares of Underlying Common Stock being sold against the Company's check for the full amount of the purchase price. If the Company fails to accept the Bank's offer, the Bank shall be free to sell the offered shares within 90 days after the expiration of the aforesaid five-day period (and, if the Bank's offer price was determined by a third-party offer, in accordance with such offer) free of the provisions of this paragraph. If the Bank fails to sell all the offered shares within such 90-day period, the provisions of this paragraph shall again be applicable to the offered shares remaining unsold.

          (b) The Bank shall not be required to offer shares of Underlying Common Stock to the Company in connection with any proposed transfer thereof to any affiliate of the Bank, but such affiliate shall acknowledge to the Company in writing that it holds such shares subject to all the terms and provisions of this Warrant and that it will offer such shares to the Company pursuant to this
Section 6 if it should ever cease to be affiliated with the Bank.

     7.   MISCELLANEOUS.

          (a) Any notice required or permitted to be given to either party hereto shall be in writing and shall be deemed given when received by such party at the address of such party given below or at such changed address of which such party shall have notified the other:

          If to the Bank, to its address set forth at the beginning of this Warrant.

          If to the Company, to:

               Delphi Information Systems, Inc.
               3501 Algonquin Road
               Rolling Meadows, Illinois  60008
               Attention:  President

          (b) This Warrant and any of the terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Delaware. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed as of January 31, 1995.

                    DELPHI INFORMATION SYSTEMS, INC.

                    By:
                       ---------------------------------------------------------

The above Warrant
is confirmed and accepted
as of January 31, 1995.


SILICON VALLEY BANK


By:
     -------------------------